REGISTRATION RIGHTS AGREEMENT



     AGREEMENT, dated as of this _____ day of January 2000, by and between Sparta Surgical Corporation, a Delaware corporation ("the "Company"), and ("INVESTOR").

     WHEREAS, the undersigned hereby subscribes for and agrees to purchase________ shares of the common stock of the Company at a price of $1.00 per share (the "Purchased Shares"), and agrees to pay therefore the total sum of $___________ in cash (the "Purchase Price"). In the event the Purchased Shares have an aggregate market value of less than 1.667 times the Purchase Price on the date immediately preceding the effective date of the registration statement which has been filed with respect to such shares hereafter, the Purchaser shall be issued an additional amount of shares of Common Stock in such amount as is sufficient to result in the total amount of shares of Common Stock issued to the Purchaser pursuant to the terms of this Agreement having a market value of 1.667 times the Purchase Price on such date; and

     WHEREAS, the parties desire that following the date hereof that the Company shall use its best efforts to register the Registration Shares;

     NOW, THEREFORE, in order to induce INVESTOR to enter into the Stock Purchase Agreement and to early out the transactions contemplated thereunder, and for other and further valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

     1. Commitment to Register the Registrable Shares. The Company hereby agrees to use its best efforts to register, on Form SB-2 (or the appropriate form) the Registrable Shares and to commence such process immediately following the Closing Date (as such term is defined in the Stock Purchase Agreement).

     2. Expenses. All expenses of registration and offering shall be borne by the Company, except for the fees of any special counsel retained by INVESTOR.

     3. Provision of Information. Notwithstanding any other provision of this Agreement, the Company shall not be required to make, file for or cause to become effective any Registration pursuant to this Agreement unless and until INVESTOR shall have provided the Company with all material facts concerning INVESTOR required pursuant to applicable securities law and regulations to be stated in said Registration statement or in any prospectus, offering circular or other disclosure document required by law to be filed, distributed or otherwise used in connection therewith (the "Registration Statement") and requested by the Company or its legal counsel.

     4. Indemnification of Company. In the event that the Company registers any of the Registrable Shares, INVESTOR will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each underwriter, and each person, if any, who controls the Company or such underwriter, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them





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                          REGISTRATION RIGHTS AGREEMENT

may become subject under applicable securities law, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, (or the Registration Statement as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished to the Company by INVESTOR expressly for use therein, and confirmed in writing by INVESTOR or the Company or any agent or attorney thereof. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against INVESTOR, the party seeking indemnification hereunder will notify INVESTOR in writing of the commencement thereof, and INVESTOR shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against INVESTOR. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the Company's sole expenses. INVESTOR shall not be liable to indemnify any person for any settlement of any such action effected without its consent.

     5. Indemnification of INVESTOR. In the event that the Company Registers any of the Registrable Shares, the Company shall indemnify and hold harmless INVESTOR, its officers and directors, and each underwriter of such of the Registrable Shares (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls INVESTOR, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under applicable securities law, and, except as hereinafter provided, will reimburse INVESTOR and each of the underwriters and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or the Registration Statement as from time to time amended or supplement) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such untrue statement or omission was made in such Registration Statement (or a supplemented or amended version thereof) in reliance upon and in conformity with information furnished in connection therewith by INVESTOR or any underwriter expressly for use therein. Promptly after receipt by INVESTOR or any person controlling any of them of notice of the commencement of any action in respect of which indemnity may be sought against the Company, INVESTOR or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to INVESTOR or such underwriter or

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                          REGISTRATION RIGHTS AGREEMENT

controlling person, as the case may be, and the payment of all expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. INVESTOR or any underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at INVESTOR's sole expense. The Company shall not be liable to indemnify any person for any settlement of any such action effected without the Company's consent.

     6. Notices. Notices hereunder shall be given as follows:

In the case of notice to INVESTOR, to:

                                            Mr. _________________, Title
                                            Company
                                            Address 1
                                            Address 2

with a copy to:

and in the case of notice to the Company, to:

                                            Thomas F. Reiner, President
                                            Sparta Surgical Corporation
                                            2100 Meridian Park Boulevard
                                            Concord, California 94520

with a copy to:
                                            John A. Kostrubanic, Esq.
                                            Peabody & Arnold, LLP
                                            50 Rowes Wharf
                                            Boston, MA 02110

or to such other addresses as to which the parties may subsequently notify each other in writing. All notices hereunder shall be in writing, and shall be deemed to have been given at the date of actual receipt, or when actual delivery to such address has been confirmed in writing by an unaffiliated delivery service. The party responsible for giving notice under any provision of this Agreement shall bear all expenses and fees incurred in connection therewith.

     7. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware.


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                          REGISTRATION RIGHTS AGREEMENT

     8. Amendments; Waivers. Changes, amendments or modification in or additions to of any provision under or of this Agreement may be made only by a written instrument executed by the parties thereto. Waivers must be by written instrument executed by the party to be bound thereby.

     9. Captions. Captions are for convenience only and shall not be deemed to be a part of this Agreement, nor shall be taken into any consideration in the interpretation hereof.

     10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.



                                    SPARTA SURGICAL CORPORATION



                                    By:
                                       -----------------------------------------
                                    Thomas F. Reiner, Chairman of the Board
                                    President and CEO



                                    By:
                                       -----------------------------------------
                                    Signature


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